UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2004

SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	52-2013874
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

12061 Bluemont Way, Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 810-3000

Item 8.01      Other Events

                 Effective as of December 17, 2004, SLM Corporation (the “Company”) executed and delivered the Amended Fourth Supplemental Indenture, between the Company and Deutsche Bank Trust Company Americas, as trustee (the “EdNotes Trustee”), which amends the Fourth Supplemental Indenture, dated as of January 16, 2003, between the Company and the EdNotes Trustee, as consented to by JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank (“JPMorganChase”), for our Medium Term Notes, Series B, also known as EdNotesSM under the Indenture, dated as of October 1, 2000, between the Company and JPMorganChase.

Item 9.01      Financial Statements, Pro Forma Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired:

Not Applicable.

(b)	Pro Forma Financial Information:

Not Applicable.

(c)	Exhibits:

4.1	Amended Fourth Supplemental Indenture, dated as of December 17, 2004, between the Company and Deutsche Bank Trust Company Americas, as EdNotes Trustee

25	Form of T-1 — Statement of Eligibility under the Trust Indenture Act of 1939 of the EdNotes Trustee

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION By: /s/ JOHN F. REMONDI
	Name:	John F. Remondi
Dated: December 17, 2004	Title:	Executive Vice President, Finance

INDEX TO EXHIBIT

Exhibit Number	Exhibit	Sequentially Numbered Page

4.1	Amended Fourth Supplemental Indenture, dated as of December 17, 2004, between the Company and Deutsche Bank Trust Company Americas, as EdNotes Trustee.	4

25	Form of T-1 - Statement of Eligibility under the Trust Indenture Act of 1939 of the EdNotes Trustee.	8